UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 17, 2006

Date of Report (Date of earliest event reported):

Commission File Number: 0-32593

Wentworth Energy, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma                                                                                                     73-1599600

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

115 West 7th Street, Suite 1400, Fort Worth, Texas 76102

(Address of principal executive offices)

  (877) 329-8388

(Issuer's telephone number, including area code)

Item 1.01 Entry into a Material Definitive Agreement.

On January 17, 2006, Wentworth Energy, Inc. ("Wentworth" or the "Company") concluded a Securities Purchase Agreement with Cornell Capital Partners, L.P (the "Agreement").

Pursuant to the Agreement, Cornell Capital purchased $1,500,000 in convertible debentures from the Company.  Pursuant to the terms of the Agreement, Cornell paid $1,000,000 to the Company on January 17, 2005 and will pay the remaining $500,000 two business days prior to that date of the filing of a registration statement which will register the shares underlying the convertible debentures.

The convertible debenture has a term of three years, accrues interest at 10% and is convertible into our common stock at a price per share equal to the lesser of (a) $0.65 per share, or (b) an amount equal to eighty-five (85%) of the lowest Volume Weighted Average Price of the Company's Common Stock for the fifteen (15) trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP. Cornell Capital Partners may not convert the debenture for a number of shares of common stock in excess of that number of shares of common stock which, upon giving effect to such conversion, would cause the aggregate number of shares of common stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of our common stock following such conversion.

Item 2.03 Creation of a Direct Financial Obligation.

                See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

                See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

        (a)    Financial statements of business acquired.

                                Not applicable.

        (b)    Pro forma financial information.

                        Not applicable.

        (c)    Exhibits.

Exhibit Number	Description
4.1	Securities Purchase Agreement, dated January 12, 2006, by and among Wentworth Energy, Inc. and Cornell Capital, LP
4.2	Security Agreement, dated January 12, 2006 between Wentworth Energy, Inc. and Cornell Capital Partners, LP, in connection with Security Purchase Agreement
4.3	Subsidiary Security Agreement, dated January 12, 2006 between Wentworth Energy, Inc. and Cornell Capital Partners, LP, in connection with Security Purchase Agreement
4.4	Investor Registration Rights Agreement, dated January 12, 2006, by and between Wentworth Energy, Inc. and Cornell Capital Partners, LP, in connection with Security Purchase Agreement
4.5	Form of 10% Secured Convertible Debenture
4.6	Escrow Agreement, dated January 12, 2006, by and between Wentworth Energy, Inc., Cornell Capital Partners, LP and Butler Gonzalez LLP, in connection with the Security Purchase Agreement
4.7	Pledge Agreement, dated January 16, 2006 between Wentworth Energy, Inc. and Cornell Capital Partners, LP, in connection with Security Purchase Agreement
4.8	Form of Warrant to Purchase common stock at an exercise price of $0.60 per share, in connection with Securities Purchase Agreement
4.9	Form of Warrant to Purchase common stock at an exercise price of $0.80 per share, in connection with Securities Purchase Agreement
4.10	Form of Warrant to Purchase common stock at an exercise price of $1.00 per share, in connection with Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENTWORTH ENERGY, INC.

/s/ John Punzo

     John Punzo,

     CEO

Date: January 20, 2006